                                                                   Exhibit 10.6a

                                                                  Execution Copy

--------------------------------------------------------------------------------

                                  OP Guaranty

                            Dated as of May 1, 2001

                                    made by

                   Resources Capital Management Corporation,
                                 as Guarantor

                             Roseton Units 1 and 2

--------------------------------------------------------------------------------

                                  OP Guaranty

     This OP GUARANTY, dated as of May 1, 2001 (this "Guaranty"), is made by
                                                      --------
RESOURCES CAPITAL MANAGEMENT CORPORATION, a New Jersey corporation, as guarantor (the "Guarantor") in favor of the Guaranteed Parties (as defined in Section 4
      ---------
below).

                                  WITNESSETH:

     WHEREAS, the Guarantor is the indirect parent of Roseton OP LLC (the "Owner Participant");
 -----------------

     WHEREAS, simultaneously herewith the Owner Participant is entering into the Participation Agreement, dated as of May 1, 2001 (the "Participation
                                                       -------------
Agreement"), among Dynegy Roseton, L.L.C. (the "Company"), Roseton OL LLC (the
---------                                       -------
"Owner Lessor"), the Owner Participant, Wilmington Trust Company, in the
 ------------
capacities referred to therein (the "Lessor Manager"), and The Chase Manhattan
                                     --------------
Bank, as Lease Indenture Trustee and as Pass Through Trustees; and

     WHEREAS, pursuant to the Operative Documents (as described in Section 1 below), this Guaranty is required to be provided by the Guarantor in favor of the Guaranteed Parties.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees for the benefit of each Guaranteed Party, as follows:

SECTION 1.   DEFINITIONS

     Unless the context hereof shall otherwise require, capitalized terms used in this Guaranty, including those in the recitals, and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement. The general provisions of Appendix A to the Participation Agreement shall apply to terms used in this Guaranty. For the avoidance of doubt, the term "Operative Documents" as used herein shall mean all Operative Documents whether in effect on the date of this Guaranty or entered into after the date of this Guaranty and, in each case, as in effect from time to time.

SECTION 2.  GUARANTY PROVISIONS

     Section 2.1.   Guaranty. The Guarantor hereby fully, unconditionally and
                    --------
irrevocably guarantees, as primary obligor and not merely as a surety, on a senior unsecured basis (pari passu with all other senior unsecured indebtedness of the Guarantor), (a) the due and punctual performance and observance by the Owner Participant of each term, provision and condition binding upon or applicable to the Owner Participant under or pursuant to any of the Operative Documents (including, without limitation, interest at the then applicable rate provided in the Lease Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Owner Participant, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) (the "Performance Obligations"), and (b) the due, punctual and full payment (when and as the same may become due and payable) of each amount that the Owner Participant is or may become obligated to pay under or pursuant to any of the Operative Documents, in accordance with the terms thereof (the "Payment Obligations"), by acceleration or otherwise without offset or deduction. In the case of any failure by the Owner Participant to perform or observe the Performance Obligations after notice thereof by any Guaranteed Party, the Guarantor agrees to cause such performance or observance to be done, and in the case of any failure by the Owner Participant to make Payment Obligations as and when the same shall become due and payable (by acceleration or otherwise), the Guarantor hereby agrees to make such payment (and, in addition, such further amounts, if any, as shall be sufficient to cover any and all costs and expenses, including reasonable legal fees, of collection and enforcement hereunder); provided, that nothing herein shall expand the aforesaid obligations of the Guarantor beyond those of the Owner Participant under the Operative Documents.

     All Performance Obligations and the Payment Obligations are collectively referred to in this Guaranty as the "Obligations."
                                     -----------

     The Guarantor hereby acknowledges and agrees that this Guaranty constitutes a continuing guaranty and shall remain in full force and effect until such time as all of the Obligations are finally paid, performed and observed in full. The Guarantor hereby further acknowledges and agrees that this Guaranty constitutes a guaranty of payment and performance when due and not of collection and waives any right to require that any resort be had by any Guaranteed Party against any other obligor, to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Owner Participant or any other person or against any guarantor under any other guarantee covering the Obligations.

     Section 2.2.   Guaranty Absolute, etc.  The obligations of the Guarantor
                    ----------------------
contained herein are direct, independent and primary obligations of the Guarantor and are absolute, present, full, unconditional and continuing obligations and are not conditioned in any way upon the institution of suit or the taking of any other action or any attempt to enforce performance of or compliance with the Obligations of the Owner Participant other than providing notice to the Owner Participant to the extent provided in Section 2.1 with respect to Performance Obligations and shall constitute a guaranty of payment and performance and not only of collection, binding upon the Guarantor and its successors and assigns and shall remain in full force and effect and irrevocable without regard to the genuineness, validity, legality or enforceability of any of the Operative Documents to which the Owner Participant is a party or any lack of power or authority of the Owner Participant to enter into any of the Operative Documents to which the Owner Participant is a party or, except as expressly provided in Section 7.1(h)(ii) of the Participation Agreement, any substitution, release or exchange of any other guaranty or any other security for any of the Obligations or any other circumstance whatsoever (other than full payment or performance) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and shall not be subject to any right of set-off, recoupment or counterclaim and are in no way conditioned or contingent upon any attempt to collect from the Owner Participant or any other entity or to perfect or enforce any security or upon any other condition or contingency or upon any other action, occurrence or circumstance whatsoever. Without limiting the generality of the foregoing, and subject to Section 7.1(h)(ii) of the Participation Agreement, the Guarantor shall have no right to terminate this Guaranty, or to be released, relieved or discharged from its obligations hereunder, and such obligations shall be neither affected nor diminished for any reason whatsoever (other than full payment or performance of the Obligations), including (i) any amendment or supplement to or modification of any of the Operative Documents, any extension or renewal of the Owner Participant's obligations under any Operative Document, or subject to Section 7.1(h)(ii) of the Participation Agreement, any subletting, assignment or transfer of the Owner Participant's or any Guaranteed Party's interest in the Operative Documents,
(ii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Owner Participant or any other Person,
(iii) any furnishing or acceptance of additional security or any exchange, substitution, surrender or release of any security, (iv) any waiver, consent or other action or inaction or any exercise or nonexercise of any right, remedy or power with respect to the Obligations or any of the Operative Documents, (v) any merger or consolidation of the Owner Participant or the Guarantor into or with any other Person, or any change in the structure of the Owner Participant or in the ownership of the Owner Participant by the Guarantor, or any sale, lease or transfer of any or all of the assets of the Owner Participant or the Guarantor to any other Person, or (vi) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by any Guaranteed Party under or in connection with any Operative Document or any other agreement relating to this Guaranty, except to the extent that any such default, misrepresentation, negligence, misconduct or other action or inaction would limit the Obligations. The Guarantor hereby unconditionally waives to the extent permitted by law promptness, diligence and notice as to the Obligations guaranteed hereby and acceptance of this Guaranty, and agrees that, except as otherwise provided herein, it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Operative Documents. The rights, powers and remedies herein provided are cumulative. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege. The Guarantor agrees to pay any costs and expenses reasonably incurred by the parties to the Participation Agreement or any Guaranteed Party in connection with the enforcement of this Guaranty.

     Section 2.3.   Operative Documents.  The Guarantor does hereby acknowledge
                    -------------------
that it is aware of the terms and conditions of the Operative Documents and the transactions and the other documents contemplated thereby.

     Section 2.4.   Payment.  All payments to be made by the Guarantor hereunder
                    -------
shall be made in immediately available funds and in dollars to the Guaranteed Parties to which such payment is to be made and shall, as to any Guaranteed Party that is a United States person (within the meaning of Section 7701(a)(30) of the Code) at the time of payment, be free and clear of any deduction or withholding. All such payments shall be paid to such Guaranteed Party in the manner and at the place required by the Operative Documents or, if no such address is provided, at the address and to the accounts specified in the notice demanding payment be made by Guarantor.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

     The Guarantor represents and warrants that as of the date of this Guaranty and as of the Closing Date:

     Section 3.1.   Due Organization, Etc.  The Guarantor is a corporation duly
                    ---------------------
organized, validly existing, and in good standing under the laws of the State of New Jersey, is duly qualified to transact business and in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect, and has the corporate power and authority to enter into and perform its obligations under this Guaranty.

     Section 3.2.   Due Authorization, Enforceability, Etc.  This Guaranty has
                    --------------------------------------
been duly authorized, executed and delivered by all necessary corporate action by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with the terms hereof, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

     Section 3.3.   Non-Contravention.  The execution and delivery by the
                    -----------------
Guarantor of this Guaranty, and the consummation by the Guarantor of the transactions contemplated hereby, and the compliance by the Guarantor with the terms and provisions hereof, do not and will not (i) contravene (A) any Applicable Law binding on the Guarantor or its property, or (B) its organizational documents, or (ii) constitute a default by the Guarantor under, or result in the creation of any Lien upon the property of the Guarantor (other than as permitted pursuant to any Operative Document) under, any indenture, mortgage or other material contract, agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of its property is bound, which in the case of clause (i)(A) or (ii) of this Section 3.3, individually or in the aggregate, is reasonably likely to result in a material adverse effect.

     Section 3.4.   Litigation.  There is no pending or, to the Actual Knowledge
                    ----------
of the Guarantor, threatened, action, suit, investigation or proceeding against the Guarantor before any Governmental Entity which questions the validity of this Guaranty or the ability of the Guarantor to perform its obligations hereunder.

     Section 3.5.   No Other Consent Required.  No consent from any Person is
                    --------------------------
required for the execution, delivery and performance by the Guarantor of this Guaranty except that which has been given.

SECTION 4.  GUARANTEED PARTIES

     Each of the Company, the Owner Lessor, the Lessor Manager, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee, in each case, together with any Indemnitee related thereto and their respective successors and permitted assigns, are each Guaranteed Parties of this Guaranty (each, a "Guaranteed
                                                                ----------
Party" or, together, the "Guaranteed Parties").
                          ------------------

SECTION 5.  SURVIVAL OF GUARANTY

     Notwithstanding anything to the contrary herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any of the amounts paid to any of the Guaranteed Parties, in whole or in part, is required to be repaid upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Guarantor or the Owner Participant or any other Person, or as a result of the appointment of a custodian, interviewer, receiver, trustee, or other officer with similar powers with respect to the Guarantor or the Owner Participant or any other Person or any substantial part of the property of the Guarantor or the Owner Participant or such other Person, all as if such payments had not been made.

SECTION 6.  REMEDIES; SUBROGATION

     Section 6.1. Remedies. In the event the Guarantor shall fail to pay immediately any amounts due under this Guaranty, or to comply with any other term of this Guaranty, each Guaranteed Party shall be entitled to all rights and remedies to which it may be entitled hereunder or at law, in equity or by statute.

     Section 6.2. Subrogation. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of the Guaranteed Party to whom such Obligation is payable and shall forthwith be paid to such Guaranteed Party to be credited and applied to such Obligation, in accordance with the terms of the Operative Document under which such Obligation arose, when such Obligation is due and payable. If (i) the Guarantor shall make payment to any Guaranteed Party of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, such Guaranteed Party will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     Section 6.3. Survival of Remedies and Subrogation Rights. The provisions of this Section 6 shall survive the termination of this Guaranty and the payment in full of the Obligations and the termination of the Operative Documents.

SECTION 7.  MISCELLANEOUS

     Section 7.1. Amendments and Waivers. No term, covenant, agreement or condition of this Guaranty may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by the Guarantor and consented to by the Company, the Owner Lessor, the Lessor Manager, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee.

     Section 7.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to the Guarantor hereto at its address set forth below or at such other address as such party may from time to time designate by written notice.

If to the Guarantor:

     Resources Capital Management Corporation
     1300 North Market Street, Suite 405
     Wilmington, DE  19801
     Telephone: (302) 576-2895
     Facsimile: (302) 576-2897
     Attention: William R. Barbour, Esq.

If to the Guaranteed Parties:

     To the address provided for such party
     from time to time in or pursuant to
     the Participation Agreement.

     Section 7.3. Survival. Except as expressly set forth herein, the warranties and covenants made by the Guarantor shall not survive the termination of this Guaranty.

     Section 7.4. Assignment and Assumption. This Guaranty may not be assigned by the Guarantor to, or assumed by, any successor to or assign of the Guarantor without the prior written consent of the Guaranteed Parties except (i) in connection with a merger or consolidation of the Guarantor into another Person, or the sale of all or substantially all of the Guarantor's assets to a Person, pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to the Company, the Owner Lessor, the Lessor Manager, the Trust Company and, so long as the Lien of the Lease Indenture has not been terminated or discharged, the Lease Indenture Trustee, of the Guarantor's obligations hereunder (or a new guaranty substantially in the form of Exhibit H-1 to the Participation Agreement) or (ii) as otherwise provided by the terms of the Participation Agreement. Notwithstanding the foregoing, prior to the termination of the Lien of the Lease Indenture the Guarantor covenants and agrees that the Guarantor will not transfer its direct or indirect interest in the Owner Lessor (including by way of the merger of the Guarantor), unless after giving effect to the transfer, the entity that is the beneficial owner (for United States federal income tax purposes) of the amounts payable to the Owner Lessor under the Facility Lease shall be a "United States person" within the meaning of Section 7701(a)(30) of the Code. In addition, the Guarantor shall neither make nor permit to be made nor fail to make nor permit the failure to make any election that would cause the entity that is the beneficial owner (for United States federal income tax purposes) of the amounts payable to the Owner Lessor under the Facility Lease not to be a "United States person" within the meaning of Section 7701(a)(30) of the Code.

     Section 7.5. Governing Law. This Guaranty shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provisions, other than New York General Obligations Law Section 5-1401).

     Section 7.6. Consent to Jurisdiction; Waiver of Trial by Jury. (a) The Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Guaranty, or the subject matter hereof or any of the transactions contemplated hereby brought by any of the Guaranteed Parties or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty, or the subject matter hereof may not be enforced in or by such court.

              (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTY, OR THE SUBJECT MATTER HEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BROUGHT BY ANY OF THE GUARANTEED PARTIES OR THEIR SUCCESSORS OR ASSIGNS.

     Section 7.7. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 7.8. Headings. The headings of the sections of this Guaranty are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 7.9. Further Assurances. The Guarantor will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any of the Guaranteed Parties referred to in Section 4 to whom the Guarantor is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Guaranty.

     Section 7.10. Effectiveness of Guaranty. This Guaranty has been dated as of the date first above written for convenience only. This Guaranty shall be effective on May 1, 2001, the date of execution and delivery by the Guarantor.

     Section 7.11. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and permitted assigns and shall inure to the benefit of, and shall be enforceable by, each of the Guaranteed Parties and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized.

                               RESOURCES CAPITAL
                               MANAGEMENT CORPORATION,
                               as Guarantor

                               By:________________________________
                                  Name:
                                  Title: